VAN KAMPEN UNIT TRUSTS, SERIES 590

                   ENHANCED INDEX STRATEGIES PORTFOLIO 2006-3
                        FOCUS VALUE PORTFOLIO, SERIES 20
                   LARGE CAP GROWTH STRATEGY PORTFOLIO 2006-3
                    LARGE CAP VALUE STRATEGY PORTFOLIO 2006-3


                SUPPLEMENT TO THE PROSPECTUS DATED JULY 11, 2006


   Notwithstanding anything to the contrary in the prospectus, the record and distribution dates for the Portfolios are as set forth below, provided that no distribution is required to be made unless the total cash held for distribution equals at least 0.1% of your Portfolio's net asset value.

         Record Dates:          January 10, 2007 and the 10th day of each month
                                thereafter

         Distribution Dates:    January 25, 2007 and the 25th day of each month
                                thereafter


Supplement Dated:  September 28, 2006